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EXHIBIT 10.3


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

Warrant No. ____________                               Number of Shares: _______
Date of Issuance: ______________ ____, 2007              (subject to adjustment)


                              X-CHANGE CORPORATION

                                  $1.50 WARRANT

         X-Change Corporation (the "COMPANY"), for value received, hereby certifies that ___________________or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the Date of Issuance (set forth above) and on or before the Expiration Date (as defined in Section 3 below), up to the Number of Shares set forth above of common stock, par value one-tenth of one cent ($0.001) per share, of the Company (the "COMMON STOCK"), subject to adjustment as set forth herein, at a purchase price of $1.50 per share, subject to adjustment as set forth herein. The shares purchasable upon exercise of this Warrant are hereinafter referred to as the "WARRANT STOCK." The exercise price per share of Warrant Stock is hereinafter referred to as the "PURCHASE PRICE." This Warrant is one of a series of warrants issued in connection with a private placement of the Company consummated on or around the Date of Issuance, in one or more closings, pursuant to which this Warrant (along with other warrants exercisable at $1.50 per share and warrants exercisable at $2.00 per share) were issued. This Warrant and all other such warrants exercisable at $1.50 per share are referred to as the "$1.50 WARRANTS."

         1. EXERCISE.

                  (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, pursuant to this Section 1(a), in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

                  (b) NET EXERCISE OPTION.

                           (i) The Company may, by giving notice thereof to the Holder, force a net exercise of this Warrant in a manner consistent with Section 1(b)(iii) at any time when the public trading price of the



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         Warrant Stock, in the good faith discretion of the Company, has been
         $2.50 (as adjusted for stock splits, recapitalizations and the like) or above for 30 consecutive trading days preceding the date of such notice. The date of such forced exercise shall be the date the Company gives the notice identified in the first sentence of this Section 1(b)(i).

                           (ii) The Holder will, if reasonably requested by the Company for legitimate business reasons (such as the cost and expense of continued registration of the Warrant Stock with the Securities and Exchange Commission) at any time when the public trading price of the Warrant Stock, in the good faith discretion of the Company, has been $1.50 (as adjusted for stock splits, recapitalizations and the like) or above for 30 consecutive trading days preceding the date of such request, elect to exercise this Warrant in a manner consistent with
         Section 1(b)(iii) within ten business days of such request by the Company. The date of such net exercise will be the earlier of (x) the date the Company receives notice of such election from the Holder or,
         (y) if the Company does not receive such notice from the Holder, the 10th business day following the date the Company sent the request identified in the first sentence of this Section 1(b)(ii).

                           (iii) In the event of a net exercise pursuant to this
         Section 1(b), this Warrant will be deemed exercised and the Registered Holder shall receive that number of shares of Warrant Stock in exchange for the Warrant, computed using the following formula:

                  X = Y (A - B)
                      ---------
                          A

         where:            X =   the number of shares of Warrant Stock to be
                                 issued to the Registered Holder;

                           Y =   the number of shares of Warrant Stock
                                 requested to be exercised under this Warrant;

                           A = the Market Value of one (1) share of the Warrant Stock on the date of deemed exercise; and

                           B = the Purchase Price (as adjusted pursuant to the terms of this Warrant).

         For purposes hereof, the "MARKET VALUE" of the Warrant Stock as of a particular date shall be determined as follows: if traded on a national securities exchange or through a national securities exchange or over-the-counter, the Market Value shall be deemed to be the average of the closing price reported over the five (5) trading days immediately prior to the date of forced or deemed exercise hereunder (or if no reported sales took place on such day, the last date on which any such sales took place prior to the date of exercise).

                           (iv) For avoidance of doubt, (x) this Section 1(b) will not apply if the Warrant Stock is not publicly traded on a national securities exchange or through a national securities exchange or over-the-counter, (y) nothing in this Section 1(b) will prevent the

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         Holder from exercising this Warrant, in whole or in part, for cash pursuant to Section 1(a) hereof at any time prior to the date of forced or deemed exercise pursuant to this Section 1(b) and, (z) except as specifically set forth in this Section 1(b), this Warrant may not be cashlessly or net exercised.

                           (v) Upon any forced or deemed exercise pursuant to this Section 1(b), this Warrant shall be of no further force and effect, other than the right to receive the number of shares of Warrant Stock calculated in accordance with this Section 1(b), and the Registered Holder shall immediately return the original of this Warrant to the Company or its transfer agent for cancellation.

                  (c) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) or deemed exercised pursuant to Section 1(b) above, as applicable) or, in the case of an exercise pursuant to Section 1(a), upon such later date requested by such Registered Holder (subject to the expiration of this Warrant pursuant to its terms).

                  (c) DELIVERY TO REGISTERED HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                           (i) a certificate or certificates for the number of
shares of Common Stock to which such Registered Holder shall be entitled, and

                           (ii) in case such exercise is in part only, a new
warrant (dated the date hereof) of like tenor, calling in the aggregate on the face thereof for the number of shares of Warrant Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in
Section 1(a) above.

         2. CERTAIN ADJUSTMENTS.

                  (a) MERGERS OR CONSOLIDATIONS. If at any time there shall be a capital reorganization or a merger or consolidation of the Company with another corporation or entity (other than a Change of Control Transaction, as defined in Section 3), lawful provision shall be made by the Company whereby the Registered Holder shall thereafter exclusively be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or other property (including, if applicable, cash) (or any combination thereof) to which a holder of the number of shares of Warrant Stock (or of any shares of stock or other securities or other property (including, if applicable, cash) (or any combination thereof) which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, merger or consolidation.

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                  (b) SPLITS AND SUBDIVISIONS; DIVIDENDS. In the event the
Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Warrant Stock or the determination of the holders of Warrant Stock entitled to receive a dividend or other distribution payable in additional shares of Warrant Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Warrant Stock (hereinafter referred to as the "WARRANT STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Warrant Stock or Warrant Stock Equivalents, then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Purchase Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

                  (c) COMBINATION OF SHARES. If the number of shares of Warrant Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Warrant Stock, the Purchase Price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  (d) ADJUSTMENTS FOR OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in Section 2(b), then, in each such case for the purpose of this
Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Warrant Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Warrant Stock of the Company entitled to receive such distribution.

                  (e) CERTIFICATE OF ADJUSTMENT. When any adjustment is required to be made in the securities issuable upon exercise of this Warrant, the Company shall promptly mail to the Registered Holder a certificate, signed by the Company's Chief Financial Officer, setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this
Section 2.

         3. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earlier to occur of the following (a) five years from the Date of Issuance (the "EXPIRATION DATE") and (b) immediately before closing of a "CHANGE OF CONTROL TRANSACTION," will be deemed to have occurred upon the earliest to occur of the following: (i) a liquidation, dissolution or winding up of the Company; (ii) the Company's sale, conveyance, or other disposition of all or substantially all of its assets or business, or exclusive license of all or substantially all of the Company's intellectual property; (iii) a reorganization, or the merger with or into or consolidation with any other entity, unless the stockholders of the Company immediately before such transaction continue to hold (by virtue of capital stock received in such transaction or by virtue of capital stock of the Company that remains outstanding following such transaction) at least 50% of the voting capital stock (on an as converted to Common Stock basis) of the surviving corporation or

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entity or its direct or indirect parent entity immediately following such transaction; and (iv) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities.

         4. NOTICES OF CERTAIN TRANSACTIONS. In case:

                  (a) the Company shall take a record of the holders of its Warrant Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any Change of Control Transaction, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the record date for determining stockholders entitled to vote thereon. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         5. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock or other stock or securities, as from time to time shall be issuable upon the exercise of this Warrant.

         6. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         7. MAILING OF NOTICES. All communications hereunder will be in writing and, (a) if sent to a Registered Holder will be mailed, delivered or faxed to the address on EXHIBIT A to the Registration Rights Agreement and the holder of this Warrant, among other parties (the "REGISTRATION RIGHTS AGREEMENT"), and (b) if sent to the Company, will be mailed, delivered or faxed and confirmed to it at 710 Century Parkway, Allen, TX 75013, fax number (972) 692-7691, Attention:
Michael L. Sheriff, Chief Executive Officer, with a copy to Hughes and Luce, LLP, 1717 Main Street, Suite 2800, Dallas, TX 75201 fax number (214) 939-5849,
Attention: Benjamin D. Nelson.


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         8. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business or affairs of the Company).

         9. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of the applicable number of shares of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

         10. AMENDMENT OR WAIVER. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the registered holders of $1.50 Warrants that, in the aggregate, are exercisable for at least a majority of the Warrant Stock underlying all then outstanding $1.50 Warrants. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Registered Holder and each future Registered Holder.

         11. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         12. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Registered Holder and their respective permitted successors and assigns. The Registered Holder may not transfer or assign this Warrant except in accordance with the Registration Rights Agreement.

         13. GOVERNING LAW; APPLICABLE VENUE. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to principles of conflicts of laws. Any dispute under this Warrant that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in Dallas County or Collin County, Texas, and each party consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute. Each party further consents to personal jurisdiction in the courts mentioned in the prior sentence. In the event that any suit or action is instituted to enforce any provision in this Warrant, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Warrant, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.


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                                             X-CHANGE CORPORATION:



                                             By:________________________________
                                             Name: Michael L. Sheriff
                                             Title: Chief Executive Officer



                        [Signature Page to $1.50 Warrant]



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                                    EXHIBIT A
                                    ---------

                                  PURCHASE FORM

To:      X-CHANGE CORPORATION                         Dated:

         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to (a) purchase _________ shares of Common Stock covered by such Warrant and herewith makes payment of $_________________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

         The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 3 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.

                                          Signature:____________________________

                                          Address:______________________________